Exhibit 99.1

MEDITE Cancer Diagnostics Reports Appointments of New Chairman of the Board and Chief Executive Officer

Orlando, FL, November 7, 2017 - MEDITE Cancer Diagnostics, Inc. (OTCQB: MDIT, the “Company”), specializing in the development, manufacturing and marketing of molecular biomarkers and premium medical devices for detection, risk assessment and diagnosis of cancer and precancerous conditions, today announced that the Board of Directors has appointed Austin Lewis as Chairman and Stephen Von Rump as Chief Executive Officer, both appointments effective immediately. On November 5, 2017, David Patterson, the previous CEO and Chairman notified the Board that he is retiring as the Company’s Chief Executive Officer, and is resigning from his positions of Chairman of the Board and Board member, effective immediately. Mr. Lewis continues in his role as a Director, while Mr. Von Rump was previously the Chief Commercialization and Strategy Officer for the Company.

“With the recent completion of financing, the Company enters a new phase in its growth and execution plans,” said Austin Lewis, Chairman of MEDITE. “We believe these changes, including the appointment of Stephen Von Rump as CEO align the Company’s leadership to the tasks in front of us now. The Board of Directors thanks David Patterson for his leadership, commitment and contributions that have brought the Company to where it is today.”

“I welcome the opportunity to serve the Company in this new role,” added Stephen Von Rump, CEO of MEDITE. “The market potential is exciting, particularly for the new products that we will introduce over the coming year, and I am fortunate to lead an organization that is deeply committed to our success.”

About MEDITE Cancer Diagnostics, Inc.

MEDITE Cancer Diagnostics, Inc. is a global company that specializes in the development, engineering, manufacturing and marketing of premium medical devices and consumables for detection, risk assessment and diagnosis of cancer and related diseases. The Company offers a comprehensive suite of innovative products, both histopathology (tissue biopsy) and cytopathology (liquid cell) based, that target large markets and cover the complete laboratory process from biopsy to finished slide, for screening and diagnostic tests. MEDITE’s current and future products assist in the early diagnoses of cancer, with a target result of contributing to more lives saved at lower costs. MEDITE’s products are currently being distributed in over 80 countries worldwide.

Forward Looking Statement

This press release may include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, regarding future operating performance, events, trends and plans. All statements other than statements of historical fact contained herein, including, without limitation, statements regarding our future financial position, business strategy, implementation of the strategic initiatives relative to the refinancing transaction referenced above, budgets, projected revenues and costs, and plans and objectives of management for future operations, are forward-looking statements. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “will,” “expects,” “intends,” “plans,” “projects,” “estimates,” “anticipates,” or “believes” or the negative thereof or any variation thereon or similar terminology or expressions. We have based these forward-looking statements on our current expectations and projections about future events. These forward-looking statements are not guarantees and are subject to known and unknown risks, uncertainties and assumptions about us that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements.

Important factors that could cause our actual results to be materially different than those expressed in our forward-looking statements include: our ability to raise capital; our ability to retain key employees; our ability to engage third party distributors to sell our products; economic conditions; technological advances in the medical field; demand and market acceptance risks for new and existing products, technologies, and healthcare services; the impact of competitive products and pricing; US and international regulatory, trade, and tax policies; product development risks, including technological difficulties; ability to enforce patents; and foreseeable and unforeseeable foreign regulatory and commercialization factors, our ability to develop new products and respond to technological changes in the markets in which we compete, our ability to obtain government approvals of our products, our ability to market our products, and changes in third-party reimbursement procedures.

Readers are cautioned not to place undue reliance on our forward-looking statements, as they speak only as of the date made. Such statements are not guarantees of future performance or events and we undertake no obligation to disclose any revision to these forward-looking statements to reflect events or circumstances occurring after the date hereof.

Investor Contacts:
Steve Silver/Valter Pinto
KCSA Strategic Communications
Phone: 212-896-1220/212-896-1254
medite@kcsa.com